Financial Results Conference Call April 30, 2025 Q1 2025

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2025 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN and AMNIOEFFECT driving Surgical growth; • CELERA’s impact on retaining business and its impact on our financial results; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2025 full-year revenue growth and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Investor Presentation – May 2025 2

Opening Remarks Joseph H. Capper, Chief Executive Officer 3Q1:25 Financial Results Conference Call

Q1:25 Highlights Q1:25 Financial Results Conference Call 4 Net Sales $88MM +4% YoY GAAP Gross Margin & Adjusted Gross Margin1 81% & 84% GAAP Net Income $7MM Adj. EBITDA1 $17MM 20% of net sales Free Cash Flow1 $5MM 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix or our Earnings Release for the quarter ended March 31, 2025 for a reconciliation to the nearest GAAP measure. Surgical Growth +16% YoY Q1:25 Cash $106MM

Strategic Priorities Position Us to Win in 2025 & Beyond Q1:25 Financial Results Conference Call 5 Innovate & Diversify Product Portfolio to Maximize Growth Develop & Deploy Programs to Expand Surgical Footprint Enhance Customer Intimacy Leveraging our ability to develop and launch products that meet customer needs AMNIOEFFECT and HELIOGEN uptake driving Surgical growth Diversifying Wound portfolio to manage Private Office dynamics (e.g., CELERA ) Committed to generating clinical evidence and scientific research Focused on unlocking sizable potential for our products in Surgical Additional products under evaluation/development to increase opportunities MIMEDX Connect continues to be a powerful driver of stickiness Customer-centric mindset will inform further development of high impact, value added tools 1 2 3

Financial Results Doug Rice, Chief Financial Officer 6Q1:25 Financial Results Conference Call

Q1:25 Net Sales Recap

MIMEDX

Total Net Sales



$85MM
+4% yoy
$88MM
Q1:24
Q1:25

By Product Category



$28MM
$57MM
$32MM
+16% yoy
$56MM
(2%) yoy
Q1:24
Q1:25
Wound
Surgical

Strong Surgical growth, led by AMNIOEFFECT & AMNIOFIX

Ramping contributions from HELIOGEN & Japan

Solid Wound performance vs tough comp & challenging competitive environment

Q1:25 Financial Results Conference Call | 7

$9MM $10MM $19MM $7MM $10MM $17MM Q1:25 P&L Metrics Q1:25 Financial Results Conference Call 8 $72 $44MM $11 $3MM $72 $47MM $13 $3MM Q1:24 Q1:25 S&M Adj. EBITDA1GAAP Net Income R&D % of net sales 53% 53% 3% 4% % of net sales 11% 8% 22% 20% …continued to deliver solid profitability in Q1:25! Adj. Net Income1 12% 11% Gross Profit & Margin 85% 81% Q1:25 Gross Margin impacted by production variances & mix… 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA, Adjusted Net Income and related margins are non-GAAP financial measures. See the Appendix or our Earnings Release for the quarter ended March 31, 2025 for a reconciliation to the nearest GAAP measure. … coupled with ongoing operating expense discipline… G&A 13% 15%

Q1:25 Balance Sheet & Cash Flows Q1:25 Financial Results Conference Call 9 $29MM $50MM $70MM $86MM $88MM Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 Free Cash Flow1 of ~$5MM in Q1:25… …Drove Another Sequential Increase in Net Cash During the Quarter $5MM $22MM $19MM $19MM $5MM Q1:24 Q2:24 Q3:24 Q4:24 Q1:25 1) Free Cash Flow is a non-GAAP financial measure. See the Appendix or our Earnings Release for the quarter ended March 31, 2025 for a reconciliation to the nearest GAAP measure.

Joseph H. Capper, Chief Executive Officer 10Q1:25 Financial Results Conference Call Additional Commentary & Closing Remarks

Q1:25 Summary Q1:25 Financial Results Conference Call 11 Net Sales $88 million +4% YoY Adjusted EBITDA1 $17 million 20% of net sales 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See Appendix or our Earnings Release for the quarter ended March 31, 2025 for a reconciliation to the nearest GAAP measure.

Adapting to Another Last-Minute Delay to Medicare Reform Q1:25 Financial Results Conference Call 12 LCDs universally proposed by all MACs were delayed until January 1, 2026, and appear unlikely to be a final solution CMS is aware of its ballooning spend in the category and could take action through modifications to the Physician Fee Schedule MIMEDX is poised to take advantage of upregulation with best-in-class, well-studied portfolio of products MIMEDX is well-prepared to succeed with any type of reform to the reimbursement system Explosive Medicare spend in the category driven primarily by waste, abuse and potentially fraud Dozens of new companies selling unproven products in the private office and associated care settings 275+ skin substitutes with Q-codes, and several added each quarter with no clinical data Prices reaching $4,000/cm2 on ASP list catching national attention, increased media coverage and OIG and DOJ activity Today’s Medicare Medicare Reform

Reaffirming Full Year 2025 and Long-Term Financial Goals Q1:25 Financial Results Conference Call 13 Full Year 2025 Long-Term Net Sales % Growth Adjusted EBITDA Margin Above 20%Profitability At least high single- digits vs. 2024 Low double-digits Committed to delivering sustained growth and profitability in the short- and long-term Despite LCD Delay, Confident in Our Ability to Continue to Generate Top Line Growth, Profitability & Cash Flow *2025 Outlook provided as of April 30, 2025. Actual results may differ.

Closing Remarks & Q&A 14Q1:25 Financial Results Conference Call

Appendix 15

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. Investor Presentation – May 2025 16

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. Investor Presentation – May 2025 17

Adjusted Gross Profit & Adjusted Gross Profit Margin 18Q1:25 Financial Results Conference Call Three Months Ended Amounts (in millions) March 31, 2025 March 31, 2024 GAAP gross profit $ 71.6 $ 71.7 Amortization of acquisition-related intangible assets 2.5 — Adjusted Gross Profit $ 74.2 $ 71.7 Adjusted Gross Profit Margin 84.1% 84.6%

Adjusted EBITDA - QTD 19Q1:25 Financial Results Conference Call Amounts (in millions) for the three months ended March 31, 2025 March 31, 2024 Net income $ 7.0 $ 9.3 Depreciation expense 0.6 0.6 Amortization of intangible assets 2.6 0.2 Interest (income) expense, net (0.5) 1.7 Income tax provision 1.6 2.3 Stock-based compensation expense 4.3 4.3 Strategic legal and regulatory expenses 1.6 0.1 Other — 0.2 Adjusted EBITDA $ 17.2 $ 18.7 Adjusted EBITDA margin 19.5% 22.1%

Adjusted Net Income and Adjusted EPS - QTD 20Q1:25 Financial Results Conference Call Amounts (in millions) for the three months ended March 31, 2025 March 31, 2024 Net income - GAAP $ 7.0 $ 9.1 Amortization of acquisition-related intangible assets 2.5 — Loss on extinguishment of debt — 1.4 Strategic legal and regulatory expenses 1.6 0.2 Other — 0.2 Adjustment for income taxes (1.6) (1.0) Adjusted net income $ 9.6 $ 9.9 Weighted average common shares outstanding - adjusted (millions) 149.7 150.0 Adjusted earnings per share $ 0.06 $ 0.07